UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2010

PALMETTO BANCSHARES, INC.

(Exact Name of Registrant As Specified in Its Charter)

South Carolina	0-26016	74-2235055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

306 East North Street, Greenville, South Carolina	29601
(Address of Principal Executive Offices)	(Zip Code)

(800) 725-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Private Placement of $100 Million of Common Stock

As previously disclosed, on May 25, 2010, Palmetto Bancshares, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) and Registration Rights Agreement (the “Registration Rights Agreement”) with CapGen Capital Group V LP, a Delaware limited partnership (“CapGen”). Pursuant to the Stock Purchase Agreement, CapGen committed to purchase $55 million of the Company’s common stock at $2.60 per share as part of an expected aggregate $100 million private placement (the “Private Placement”) to certain institutional investors, subject to the terms contained therein.

On June 8, 2010, the Company, CapGen, and certain additional institutional investors, including affiliates of Patriot Financial Partners, L.P. (“Patriot”) and affiliates of Sandler O’Neill Asset Management (“Sandler”) (collectively, the “Investors”), entered into the Stock Purchase Agreement, the Registration Rights Agreement, and Amendment No. 1 to Stock Purchase Agreement and Registration Rights Agreement (the “Amendment” and together with the Stock Purchase Agreement and the Registration Rights Agreement, the “Investment Agreements”), pursuant to which Patriot, Sandler, and the other investors committed to purchase $23.3 million, $10.4 million, and $11.3 million, respectively, of the Company’s common stock at $2.60 per share, to fully subscribe the remaining $45 million of the $100 million Private Placement.

Pursuant to the Investment Agreements, the Company has agreed to, among other things, nominate and appoint two designees of CapGen and one designee of Patriot to the Company’s board of directors. In addition, the Investors will have preemptive rights with respect to public or private offerings of the Company’s common stock (or rights to purchase, or securities convertible into or exercisable for, common stock) during a 24-month period after the closing of the Private Placement to enable the Investors to maintain their percentage interests of the Company’s common stock beneficially owned, subject to certain exceptions, including an exception that permits the Company to conduct a follow-on common stock offering of up to $10 million after the closing of the Private Placement that would be directed to the Company’s current shareholders.

The Private Placement is conditioned upon, among other things, the Company’s shareholders’ approval of an amendment to the Company’s amended and restated articles of incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 75,000,000 shares and reduce the par value of the common stock from $5.00 per share to $0.01 per share, the Company’s representations and warranties contained in the Investment Agreements being true and correct in all material respects on the closing date, and the Investors receiving all required regulatory approvals and determinations. The Investment Agreements may be terminated by the Company or an Investor under certain circumstances, including that the Company or an Investor, with respect to its investment, may terminate if the closing of the Private Placement has not occurred by December 31, 2010.

The foregoing descriptions of the Stock Purchase Agreement and the Registration Rights Agreement, and the Amendment do not purport to be complete, and are qualified in their entirety by reference to such agreements, which are filed as Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 1, 2010 and as Exhibit 10.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Recent Regulatory Developments

In November 2009, the Federal Deposit Insurance Corporation (the “FDIC”) and the South Carolina State Board of Financial Institutions (the “State Board”) conducted their annual joint examination of The Palmetto Bank (the “Bank”), the banking subsidiary of the Company. As a result of the examination, the Bank entered into a Consent Order, effective June 10, 2010 (the “Consent Order”), with the FDIC and the State Board.

In response to the Company’s negative financial results and in preparation for the FDIC’s and the State Board’s annual joint examination, in June 2009 the Company’s Board of Directors and management adopted and began executing a proactive and aggressive Strategic Project Plan (the “Plan”) to address the issues related to credit quality, liquidity, earnings, and capital. Since June 2009, the Company’s Board of Directors and management have been, and continue to be, keenly focused on executing the Plan and, through execution of this Plan, have already complied with numerous requirements of the Consent Order. Specific to the capital requirements of the Consent Order, as described above on June 8, 2010 the Company received definitive commitments from institutional investors to invest $100 million in the Company’s common stock through a private placement.

The Consent Order requires the Bank to, among other things:

•

Achieve and maintain, within 120 days from the effective date of the Consent Order, Total Risk Based capital at least equal to 10% of risk-weighted assets and Tier 1 capital at least equal to 8% of total assets;

•

Determine, within 30 days of the last day of the calendar quarter, its capital ratios. If any capital measure falls below the established minimum, within 30 days provide a written plan to the supervisory authorities describing the means and timing by which the Bank shall increase such ratios to or in excess of the established minimums;

•	Establish, within 30 days from the effective date of the Consent Order, a plan to monitor compliance with the Consent Order, which shall be monitored by the Bank’s Board of Directors;

•	Develop, within 60 days from the effective date of the Consent Order, a written analysis and assessment of the Bank’s management and staffing needs;

•	Notify the supervisory authorities in writing of the resignation or termination of any of the Bank’s directors or senior executive officers;

•	Eliminate, within 10 days from the effective date of the Consent Order, by charge-off or collection, all assets or portions of assets classified “Loss” and 50% of those assets classified “Doubtful”;

•

Review and update, within 60 days from the effective date of the Consent Order, its policy to ensure the adequacy of the Bank’s allowance for loan and lease losses, which must provide for a review of the Bank’s allowance for loan and lease losses at least once each calendar quarter;

•

Submit, within 60 days from the effective date of the Consent Order, a written plan to reduce classified assets, which shall include, among other things, a reduction of the Bank’s risk exposure in relationships with assets in excess of $1,000,000 which are criticized as “Substandard,” “Doubtful,” or “Special Mention”;

•	Revise, within 60 days from the effective date of the Consent Order, its policies and procedures for managing the Bank’s Adversely Classified Other Real Estate Owned (“ORE”);

•

Not extend any additional credit to any borrower who has a loan or other extension of credit from the Bank that has been charged off or classified, in whole or in part, “Loss” or “Doubtful” and is uncollected. In addition, the Bank may not extend any additional credit to any borrower who has a loan or other extension of credit from the Bank that has been criticized, in whole or in part, “Substandard” or “Special Mention” and is uncollected, unless the Bank’s board of directors determines that failure to extend further credit to a particular borrower would be detrimental to the best interests of the Bank;

•

Perform, within 90 days from the effective date of the Consent Order, a risk segmentation analysis with respect to the Bank’s Concentrations of Credit and develop a written plan to systematically reduce any segment of the portfolio that is an undue concentration of credit;

•

Review, within 60 days from the effective date of the Consent Order and annually thereafter, the Bank’s loan policies and procedures for adequacy and, based upon this review, make all appropriate revisions to the policies and procedures necessary to enhance the Bank’s lending functions and ensure their implementation;

•

Adopt, within 60 days from the effective date of the Consent Order, an effective internal loan review and grading system to provide for the periodic review of the Bank’s loan portfolio in order to identify and categorize the Bank’s loans, and other extensions of credit which are carried on the Bank’s books as loans, on the basis of credit quality;

•

Review and update, within 60 days from the effective date of the Consent Order, its written profit plan to ensure the Bank has a realistic, comprehensive budget for all categories of income and expense, which must address, at minimum, goals and strategies for improving and sustaining the earnings of the Bank, the major areas in and means by which the Bank will seek to improve the Bank’s operating performance, realistic and comprehensive budgets, a budget review process to monitor income and expenses of the Bank to compare actual figure with budgetary projections, the operating assumptions that form the basis for and adequately support major projected income and expense components of the plan, and coordination of the Bank’s loan, investment, and operating policies and budget and profit planning with the funds management policy;

•	Review and update, within 60 days from the effective date of the Consent Order, its written plan addressing liquidity, contingent funding, and asset liability management;

•

Eliminate, within 30 days from the effective date of the Consent Order, all violations of law and regulation or contraventions of policy set forth in the FDIC’s safety and soundness examination of the Bank in November 2009;

•	Not accept, renew, or rollover any brokered deposits unless it is in compliance with the requirements of 12 C.F.R. § 337.6(b);

•	Limit asset growth to 10% per annum;

•	Not declare or pay any dividends or bonuses or make any distributions of interest, principal, or other sums on subordinated debentures without the prior approval of the supervisory authorities;

•

Not offer an effective yield on deposits of more than 75 basis points over the national rates published by the FDIC weekly on its website unless otherwise specifically permitted by the FDIC. On April 1, 2010 the Bank was notified by the FDIC that it had determined that the geographic areas in which we operate were considered high-rate areas. Accordingly, the Bank is able to offer interest rates on deposits up to 75 basis points over the prevailing interest rates in our geographic areas; and

•

Furnish, by within 30 days from the effective date of the Consent Order and within 30 days of the end of each quarter thereafter, written progress reports to the supervisory authorities detailing the form and manner of any actions taken to secure compliance with the Consent Order.

The Company intends to take all actions necessary to enable the Bank to comply with the requirements of the Consent Order, although there can be no assurance that the Bank will be able to comply fully with the provisions of the Consent Order. Failure to meet these requirements would result in additional regulatory requirements, which could ultimately lead to the Bank being taken into receivership by the FDIC.

The foregoing description of the Consent Order is qualified in its entirety by reference thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Important Information

Certain investments discussed above involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933 and will be subject to the resale restrictions under that Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

In connection with the proposed transactions, the Company plans to file with the SEC and mail to its shareholders a proxy statement. The proxy statement related to the transactions contemplated herein will contain important information about the proposed transaction, the Company and related matters, including the current security holdings of the Company’s officers and directors. Security holders of the Company are strongly encouraged to carefully read the proxy statement and any other relevant documents filed with the SEC related to the proposed transactions.

The Company and its respective directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on April 30, 2010, and will be contained in the proxy statement related to the proposed transactions.

The final proxy statement will be mailed to shareholders of the Company. Security holders will be able to obtain copies of the documents free of charge at the SEC’s website, www.sec.gov.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Private Placement set forth under Item 1.01 is incorporated by reference into this Item 3.02. The issuance of securities pursuant to the Private Placement is a private placement to “accredited investors” (as that term is defined under Rule 501 of Regulation D), and is exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), in reliance upon Section 4(2) of the Securities Act and Regulation D Rule 506, as a transaction by an issuer not involving a public offering.

CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

Certain information presented above may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s plans for raising capital, including (i) statements about the Private Placement; (ii) the conditions necessary for closing on proposed capital investments; (iii) statements relating to the Company’s future growth and market position, and the execution of its business plans; and (iv) other statements identified by words such as “will,” “expect,” “may,” “believe,” “propose,” “anticipated,” “plans,” and similar words.

Forward-looking statements, which are statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. There can be no assurance that the Company will be able to close on the transactions with the Investors and obtain required capital, or that other actual results, performance, or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the Company’s ability to complete the transaction described above and other aspects of the Company’s recovery plans. For details on these and other factors that could affect expectations, see the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, and other filings with the SEC (http://www.sec.gov).

All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual reports on Form 10-K for the year ended December 31, 2009, and otherwise in its subsequent SEC reports and filings. In addition, the Company, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the judgment of such senior management based upon current information and involve a number of risks and uncertainties. The Company does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01	Exhibits.

(2)	Exhibits

Exhibit No.	Exhibit

10.1	Amendment No. 1 dated June 8, 2010 to Stock Purchase Agreement and Registration Rights Agreement by and among Palmetto Bancshares, Inc. and each of the other investors named therein, each dated as of May 25, 2010.

10.2	Consent Order, effective June 10, 2010, between the FDIC, the South Carolina State Board of Financial Institutions, and The Palmetto Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:	/s/ Samuel L. Erwin

Name:	Samuel L. Erwin
Title:	Chief Executive Officer

Date:	June 11, 2010

Exhibit Index

Exhibit No.	Exhibit

10.1	Amendment No. 1 dated June 8, 2010 to Stock Purchase Agreement and Registration Rights Agreement by and among Palmetto Bancshares, Inc. and each of the other investors named therein, each dated as of May 25, 2010.

10.2	Consent Order, effective June 10, 2010, between the FDIC, the South Carolina State Board of Financial Institutions, and The Palmetto Bank.